Certain transactions	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Certain transactions

Note 3: —Certain transactions

a.ClearVoice acquisition:

In February 2019, the Company acquired all of the outstanding shares of ClearVoice, Inc. ("ClearVoice"), a subscription-based content marketing platform for a cash amount of $11,786 out of which $3,500 was placed in escrow to be released within one to two years under certain conditions.

The results of operations of ClearVoice were consolidated in the Company’s financial statements commencing the date of acquisition. The cash paid included $1,450 retention bonus subject to the continuing employment of the founders of ClearVoice, recorded under other receivables, out of which the Company recorded $121 and $1,329 under operating expenses for the years ended December 31, 2020 and 2019 respectively.

The agreement stipulated additional contingent payments to shareholders of ClearVoice in an aggregate amount of up to $8,000 subject to certain milestones to be paid over a three-year period. The fair-value of the contingent consideration as of the acquisition date was $4,240 and measured based on the estimated future cash outflows, utilizing the Monte Carlo simulation. As of December 31, 2020, $1,220 and $1,505 were recorded under other accrued expenses and other non-current liabilities, respectively.

The following table summarizes the fair value of the consideration transferred to ClearVoice shareholders:

Cash paid	$11,786
Fair-value of contingent consideration	4,240
Retention bonus	(1,450)
Total fair value of consideration transferred	$14,576

The table below summarizes the fair value of the acquired assets and assumed liabilities and the resulting goodwill as of the acquisition date:

Cash	$369
Accounts receivables and other receivables(1)	523
Developed technology(2)	2,600
Customer relationships(3)	1,600
Trade name(4)	560
Goodwill(5)	9,859
Total acquired assets	15,511
Trade payable(1)	91
Accrued expenses and other payables(1)	844
Total assumed liabilities	935
Net assets acquired	$14,576

______________________
(1)	As of the acquisition date fair value approximated the book value.
(2)	The estimated amortization period of developed technology is five years.
(3)	The estimated amortization period of customer relationships is three years.
(4)	The estimated amortization period of trade name is five years.
(5)

Goodwill is largely attributable to expected synergies following the acquisition, as well as future economic benefits arising from other assets acquired that could not be separately recognized at this time. Goodwill is not deductible for tax purposes.

The Company incurred approximately $183 in acquisition expenses which were recorded under general and administrative expenses for the year ended December 31, 2019.

Pro forma results of operations related to this acquisition have not been presented because they are not material to the Company’s consolidated statements of operations.

b.Other transactions:

F - 20

Fiverr International Ltd. and subsidiaries

Notes to consolidated financial statements

U.S. dollars (in thousands, except share and per share data) (Continued)

In August 4, 2020 the Company acquired Sharon Lee Thony Consulting LLC a digital marketing agency for a consideration amount of $1,250 paid in cash. The transaction was accounted for as asset acquisition mainly resulting in a recognition of a workforce intangible asset.